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                                   ICON FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2006
                             AS REVISED JUNE 1, 2006

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                    ICON Bond Fund

                    ICON Core Equity Fund

                    ICON Covered Call Fund

                    ICON Equity Income Fund

                    ICON Long/Short Fund

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above dated January 31, 2006 and ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund Class A shares prospectus dated June 1, 2006, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Data Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The Trust's audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports of PricewaterhouseCoopers LLP
(PwC) with respect to such financial statements, appear in the Trust's 2005 annual reports and are incorporated by reference in this SAI. The Trust's annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trust's shareholder servicing agent at the telephone number or address listed on the preceding page.

                                TABLE OF CONTENTS

THE ICON FUNDS                                                                 4
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                               4
FUNDAMENTAL INVESTMENT RESTRICTIONS                                            5
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                        6
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS          8
PORTFOLIO TURNOVER                                                             8
EQUITY SECURITIES                                                              9
DEBT SECURITIES                                                               11
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS                                   16
DERIVATIVE INSTRUMENTS                                                        16
SHORT SALES                                                                   26
FOREIGN SECURITIES AND ADRS                                                   27
SECURITIES THAT ARE NOT READILY MARKETABLE                                    31
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES                                    32
BORROWING/OVERDRAFTS                                                          33
SECURITIES OF OTHER INVESTMENT COMPANIES                                      33
REPURCHASE AGREEMENTS                                                         33
CASH SWEEP PROGRAM                                                            34
SECURITIES LENDING                                                            34
TRUSTEES AND OFFICERS                                                         35
TRUST OFFICERS                                                                41
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION                              42
CODE OF ETHICS                                                                45
PROXY VOTING                                                                  45
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                   49
PURCHASE AND REDEMPTION OF SHARES                                             56
SALES CHARGE                                                                  58
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                 64
CAPITAL STOCK                                                                 69
PRICING OF SHARES                                                             71
TAX STATUS                                                                    73
ADDITIONAL INFORMATION                                                        79
TRUST SHARES                                                                  79
REGISTRATION STATEMENT                                                        80
APPENDIX A - RATINGS OF CORPORATE BONDS                                       81
RATINGS OF PREFERRED STOCK                                                    82

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (each a "Fund" and collectively the "Funds") are series of the Trust. There are 12 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser. ICON Distributors, Inc. ("IDI" or "Distributor") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

Fund                      Investment Objective
-----------------------   --------------------
ICON Bond Fund            Maximum total return.

ICON Core Equity Fund     Capital appreciation with a secondary
                          objective of capital preservation.

ICON Covered Call Fund    Modest capital appreciation and to
                          maximize gains from writing covered
                          call options.

ICON Equity Income Fund   Modest capital appreciation and income.
ICON Long/Short Fund      Capital appreciation.

The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days' advance notice. The ICON Core Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing Core Equity Fund shareholders at least 60 days' advance notice. The ICON Covered Call Fund will not change its strategy of normally investing in equity securities traded in U.S. markets and in covered call options sold or written on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes, without providing Covered Call Fund shareholders at least 60 days' advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days' advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without provided Long/Short shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees ("Board") at any time without shareholder approval.

1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund                       2005     2004     2003
-----------------------   ------   ------   ------
ICON Bond Fund             76.28%   37.98%   41.65%
ICON Core Equity Fund     136.82%  116.26%  188.07%
ICON Covered Call Fund    159.35%  167.57%  184.24%
ICON Equity Income Fund   143.82%   51.84%   35.17%
ICON Long/Short Fund      112.06%  148.32%  162.25%

The changes in portfolio turnover rates for the fiscal year ended 2005 as compared to 2004 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK. Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Core Equity Fund, ICON Covered Call Fund and ICON Long/Short Fund will invest in debt securities only if they are rated investment grade (BBB/Baa, or higher) at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as "junk bonds" or "high yield" bonds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are rated below B by Moody's or S&P or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

ZERO COUPON BONDS. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

MORTGAGE-RELATED SECURITIES. The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("Ginnie Mae"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or the Department of Veterans Affairs ("VA") guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio.

Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES. The ICON Covered Call Fund's primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the mid-price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

FUTURES CONTRACTS. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER. Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

SHORT SALES

A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund are the "Diversified Equity Funds." Each Diversified Equity Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on:

-    where the issuer operates and is organized, and

- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts ("ADRs", which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust's Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing difference in the settlement of money from security and shareholder transactions. Each Fund will attempt to minimize such fluctuations by not purchasing securities when cash borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The business and affairs of the Trust are managed under the direction of the Board. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                           NUMBER OF
                       POSITIONS HELD        YEAR JOINED   FUNDS         PRINCIPAL OCCUPATION(S)
NAME AND AGE           WITH TRUST            BOARD         OVERSEEN      DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS
--------------------   -------------------   -----------   -----------   --------------------------   -------------------
INDEPENDENT
TRUSTEES

Glen F. Bergert        Lead Independent      1999          All 17 ICON   President, Venture Capital   Director, Herre
Age: 55                Trustee; Chairman                   Funds.        Management LLC (1997 to      Bros, Inc., a
                       of Audit Committee;                               present); General Partner,   contracting company
                       Chairman of                                       SOGNO Partners LP, a         (1998 to present);
                       Valuation                                         venture capital company      Director, Delta
                       Committee;                                        (2001 to present); General   Dental of
                       Nominating                                        Partner, Chamois Partners,   Pennsylvania, an
                       Committee Member.                                 LP, a venture capital        insurance company
                                                                         company (2004 to present);   (1998 to 2002 and
                                                                         General Partner, KPMG Peat   2003 to present);
                                                                         Marwick, LLP (1979 to        Director, DDP Inc.,
                                                                         1997).                       an insurance
                                                                                                      company (1998 to
                                                                                                      2002 and 2003 to
                                                                                                      present); Director,
                                                                                                      Delta Reinsurance
                                                                                                      Corporation (2000
                                                                                                      to 2002 and 2003
                                                                                                      to present);
                                                                                                      Director, Homeland
                                                                                                      Inc., a

                                                           NUMBER OF
                       POSITIONS HELD        YEAR JOINED   FUNDS         PRINCIPAL OCCUPATION(S)
NAME AND AGE           WITH TRUST            BOARD         OVERSEEN      DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS
--------------------   -------------------   -----------   -----------   --------------------------   -------------------
                                                                                                      non-profit
                                                                                                      long-term care
                                                                                                      corporation (2002
                                                                                                      to present).

John C. Pomeroy, Jr.   Trustee; Valuation    2002          All 17 ICON   Chief Investment Officer     N/A
Age: 59                Committee Member;                   Funds.        and Director of
                       Nominating                                        Investments, Pennsylvania
                       Committee Member.                                 State University (2001 to
                                                                         present); Portfolio
                                                                         Manager and Product
                                                                         Manager, Trinity
                                                                         Investment Management
                                                                         Corporation (1989 to 2001).

Gregory Kellam Scott   Trustee; Nominating   2002          All 17 ICON   Executive Director of        Member - National
Age: 57                Committee Member.                   Funds.        Indiana Civil Rights         Board of Directors,
                                                                         Commission (February         Constituency for
                                                                         2005-present); Senior Vice   Africa (1997 to
                                                                         President - Law, General     present).
                                                                         Counsel and Secretary,
                                                                         GenCorp, Inc., a
                                                                         multinational technology
                                                                         based manufacturing
                                                                         company (2002 to 2004);
                                                                         Vice President and General
                                                                         Counsel, Kaiser-Hill
                                                                         Company LLC, a nuclear
                                                                         clean-up and environmental
                                                                         remediation company (2000
                                                                         to 2002); Justice,
                                                                         Colorado Supreme Court
                                                                         (1993 to 2000).

R. Michael Sentel      Trustee; Audit        1996          All 17 ICON   Senior Attorney for U.S.     N/A
Age: 58                Committee Member;                   Funds.        Department of Education
                       Valuation Committee                               (1996 to present); engaged
                       Member; Nominating                                in private practice of
                       Committee Member.                                 securities and corporate
                                                                         law (1981 to present). SEC
                                                                         Enforcement Branch Chief
                                                                         (1980-1981)

Jonathan F. Zeschin    Trustee; Audit        2002          All 17 ICON   President and Founder,       Independent
Age 53                 Committee Member;                   Funds.        ESSENTIAL Advisers, Inc.,    Director and
                                                                         a wealth                     Chairman of

                                                           NUMBER OF
                       POSITIONS HELD        YEAR JOINED   FUNDS         PRINCIPAL OCCUPATION(S)
NAME AND AGE           WITH TRUST            BOARD         OVERSEEN      DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS
--------------------   -------------------   -----------   -----------   --------------------------   -------------------
                       Nominating                                        management and investment    Dividend Capital
                       Committee Member.                                 advisory firm (2000 to       Realty Income
                                                                         present); Managing           Allocation Fund
                                                                         Partner, JZ Partners LLC,    (January
                                                                         a business consulting firm   2005-present);
                                                                         for investment management    Director, Wasatch
                                                                         companies (1998 to 2002);    Funds (2002 to
                                                                         President, Founders Asset    2004); Director,
                                                                         Management LLC, an           Young Americans
                                                                         investment management        Education
                                                                         company (1995 to 1998);      Foundation and
                                                                         Executive Vice President,    Young Americans
                                                                         INVESCO Funds Group, an      Bank (1998 to
                                                                         investment advisory          2004).
                                                                         company (1992 to 1995).

INTERESTED TRUSTEE

Craig T. Callahan*     Chairman of the       1996          All 17 ICON   President (1998 to           N/A
Age: 55                Board and Trustee.                  Funds.        present), Director (1991
                                                                         to present) and Chief
                                                                         Investment Officer (1991
                                                                         to 2004) of ICON Advisers,
                                                                         Inc.; President (1998 to
                                                                         present), Director (1991
                                                                         to present) and Vice
                                                                         President (1991 to 1998)
                                                                         of ICON Distributors,
                                                                         Inc.; President (1998 to
                                                                         November 2005), Director
                                                                         (1994 to present) and
                                                                         Secretary/Treasurer (1994
                                                                         to 1998) of ICON
                                                                         Management & Research
                                                                         Corporation; President and
                                                                         Director (2004 to present)
                                                                         of ICON Insurance Agency,
                                                                         Inc.

* Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent registered public accountants; and acts as a liaison between the Trust's independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met four times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel are Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of December 31, 2005:

                                                        NAME OF FUND
                       --------------------------------------------------------------------------
                                                                      ALL REGISTERED INVESTMENT
                               CORE                EQUITY   LONG/   COMPANIES OVERSEEN BY TRUSTEE
                       BOND   EQUITY    COVERED    INCOME   SHORT      IN FAMILY OF INVESTMENT
                       FUND    FUND    CALL FUND    FUND     FUND             COMPANIES
                       ----   ------   ---------   ------   -----   -----------------------------
INDEPENDENT TRUSTEES
Glen F. Bergert          B       C         C          C       C                   E
John C. Pomeroy, Jr.     A       C         A          A       B                   C
Gregory Kellam Scott     B       A         A          C       A                   C
R. Michael Sentel        A       C         A          C       B                   C
Jonathan F. Zeschin      A       D         A          A       A                   D
INTERESTED TRUSTEES
Craig T. Callahan        A       E         A          A       E                   E

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS.

A = none
B = $1-$10,000
C = $10,001-$50,000
D = $50,001-$100,000
E = over $100,000

None of the Trustees, other than Mr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2005. As of April 30, 2006, the Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pay each Independent Trustee an $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Lead Independent Trustee receives an additional fee of $6,000 per year. Prior to October 1, 2005, each Independent Trustee received a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee received an additional fee of $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005.

                 COMPENSATION TABLE
----------------------------------------------------
                              AGGREGATE COMPENSATION
                                 FROM ICON FUNDS*
NAME OF PERSON AND POSITION      (17 FUNDS TOTAL)
---------------------------   ----------------------
INTERESTED TRUSTEE:
Craig T. Callahan, Chairman          $      0
INDEPENDENT TRUSTEES:
Glen F. Bergert                      $ 38,359
John C. Pomeroy, Jr.                 $ 32,606
Gregory Kellam Scott                 $ 32,606
R. Michael Sentel                    $ 34,044
Jonathan F. Zeschin                  $ 34,044
TOTAL                                $171,659

* The Trustees are also Trustees of the 12 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                      POSITION HELD WITH FUND AND LENGTH   PRINCIPAL OCCUPATION DURING PAST
NAME AND AGE                    OF TIME SERVED                        FIVE YEARS
-------------------   ----------------------------------   --------------------------------
Craig T. Callahan     President of the Trust since its     President (1998 to present),
Age: 55               inception in 1996.                   Director (1991 to present) and
                                                           Chief Investment Officer (1991
                                                           to 2004) of ICON Advisers, Inc.;
                                                           President (1998 to present),
                                                           Director (1991 to present) and
                                                           Vice President (1991 to 1998) of
                                                           ICON Distributors, Inc.;
                                                           President (1998 to November
                                                           2005), Director (1994 to
                                                           present) and Secretary/Treasurer
                                                           (1994 to 1998) of ICON
                                                           Management & Research
                                                           Corporation; President and
                                                           Director (2004 to present) of
                                                           ICON Insurance Agency, Inc.

Erik L. Jonson        Vice President and Chief Financial   Chief Financial Officer (1996 to
Age: 56               Officer of the Trust since its       present) and Executive Vice
                      inception in 1996.                   President (2004 to present) of
                                                           ICON Advisers, Inc.; Vice
                                                           President (1998 to 2004) of ICON
                                                           Advisers, Inc.; Director, Chief
                                                           Financial Officer and Secretary
                                                           (1996 to present) of ICON
                                                           Management & Research
                                                           Corporation; Executive Vice
                                                           President (2004 to present) and
                                                           Treasurer (1998 to present) of
                                                           ICON Distributors, Inc.;
                                                           Secretary (1998 to 2002) of ICON
                                                           Distributors, Inc.; Vice
                                                           President (2002 to 2004) of ICON
                                                           Distributors, Inc.; Executive
                                                           Vice President and Treasurer of
                                                           ICON Insurance Agency, Inc.
                                                           (2004 to present).

Donald Salcito        Secretary (2005 to present) of the   Executive Vice President and
Age: 53               Trust.                               General Counsel (2005 to
                                                           present) of ICON Advisers, Inc.
                                                           Chief Compliance Officer,
                                                           Executive Vice President,
                                                           Secretary and General Counsel
                                                           for ICON Distributors, Inc.
                                                           Formerly Partner (2000-2005)
                                                           Perkins Coie, LLP.

Carrie M. Schoffman   Assistant Vice President (November   Chief Compliance Officer (2004
Age: 33               2004 to present) and Chief           to present) of ICON Advisers,
                      Compliance Officer (May 2004 to      Inc. Formerly staff accountant
                      present) of the Trust.               (2003 to 2004) U.S. Securities
                                                           and Exchange Commission;
                                                           Experienced Manager/Manager
                                                           (2001 to 2003) and Senior
                                                           Associate/Associate (1996 to
                                                           2001) PricewaterhouseCoopers
                                                           LLP.

Stephen Abrams        Anti-Money Laundering Officer        Associate General Counsel (2005
Age: 42               (2005 to present) of the Trust.      to present) of ICON Advisers,
                                                           Inc. Formerly, Partner
                                                           (2004-2005) and Associate
                                                           (2000-2004) Perkins Coie, LLP.

Michael P. Lawlor     Assistant Secretary (2006 to         Assistant Counsel (2005 to
Age: 35               present) of the Trust.               present) of BISYS Fund Services,
                                                           Inc.; Associate Counsel (2003 to
                                                           2005) IXIS Advisers Group, Inc.;
                                                           Associate Counsel (2000 to 2003)
                                                           Loomis, Sayles & Company, L.P.

The Trust's Trustees and Officers may be contacted at the Funds' address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.

MANAGEMENT OF OTHER ACCOUNTS. The number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

                                           OTHER ACCOUNTS MANAGED
                    ----------------------------------------------------------------
                          OTHER
                        REGISTERED
                        INVESTMENT          OTHER POOLED
                        COMPANIES       INVESTMENT VEHICLES
     NAME OF             ("RICS")             ("PIVS")            OTHER ACCOUNTS
PORTFOLIO MANAGER       AND ASSETS           AND ASSETS             AND ASSETS
-----------------   -----------------   -------------------   ----------------------
Robert Straus        3; $510,342,552     1; $1,261,466,467    10,086; $1,261,466,467
Derek Rollingson     3; $358,143,299       2; $14,485,197     10,087; $1,261,372,852
J.C. Waller         3; $1,891,667,865           None          10,086; $1,261,413,997
Todd Burchett              None                 None             14; $181,875,313

COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

POTENTIAL CONFLICTS OF INTEREST. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security's ending target percentage as determined by the portfolio manager at the time of purchase.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2005 or as otherwise noted.

                                                       AGGREGATE DOLLAR RANGE
                            DOLLAR RANGE OF EQUITY      OF EQUITY SECURITIES
                                  SECURITIES             IN ALL REGISTERED
                            IN THE FUNDS MANAGED BY     INVESTMENT COMPANIES
NAME OF PORTFOLIO MANAGER    THE PORTFOLIO MANAGER    IN THE ICON FUND FAMILY
-------------------------   -----------------------   -----------------------
Robert Straus                   $   0-$   10,000         $ 10,001-$ 50,000
Derek Rollingson                $50,001-$100,000         $100,001-$500,000
J.C. Waller                     $10,001-$ 50,000         $ 10,001-$ 50,000
Todd Burchett                           $      0         $100,001-$500,000

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.

PROXY VOTING

The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board's continuing oversight.

POLICIES AND PROCEDURES

The Adviser's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Adviser's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Adviser's Compliance, Legal and Portfolio Management Departments, and chaired by the Adviser's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and ISS also perform spot checks periodically to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

     The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

     - Election of Directors - considering factors such as director qualifications, term of office, age limits.

     - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

     - Election of Auditors - considering factors such as independence and reputation of the auditing firm.

     - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

     - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.

     - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

     - Capital Structure - considering factors such as common stock authorization and stock distributions.

     - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

     - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

     - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

     - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

     - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

     A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request.

CONFLICTS OF INTEREST

     From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

RECORD OF PROXY VOTING

The Adviser, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2006 will be available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site, and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

     - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

     -    The request must relate to an appropriate business purpose; and

     - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                    FREQUENCY OF
ENTITY NAME         HOLDINGS DISCLOSURE
-----------------   ---------------------------------
Lipper, Inc.        Monthly, approximately 5 business
                    days after month-end

Morningstar         Monthly, approximately 5 business
                    days after month-end.

Standard & Poor's   Monthly, approximately 5 business
                    days after month end.

Bloomberg           Monthly, approximately 5 business
                    days after month end.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Mr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Mr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Chief Compliance Officer, Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis L. Engel, Executive Vice President and Chief Operating Officer; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan, Jonson, Salcito and Ms. Schoffman with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

FUND                      ANNUAL MANAGEMENT FEE
-----------------------   ---------------------
ICON Bond Fund                    0.60%
ICON Core Equity Fund             0.75%
ICON Covered Call Fund            0.75%
ICON Equity Income Fund           0.75%
ICON Long/Short Fund              0.85%

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Funds' respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:

                              MANAGEMENT FEE
                     --------------------------------
     ICON FUND          2005        2004       2003
------------------   ----------   --------   --------
Bond Fund            $  432,662   $280,439   $202,155
Core Equity Fund     $1,021,548   $663,062   $483,554
Covered Call Fund    $  396,030   $234,218   $108,512
Equity Income Fund   $1,007,707   $672,154   $190,412
Long/Short Fund      $  476,178   $134,488   $ 60,488

Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (the "Diversified Funds"), pursuant to which it has agreed to reimburse or limit the Diversified Funds' fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Diversified Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Diversified Fund's business) do not exceed the following percentages:

                            CLASS A      CLASS C      CLASS I      CLASS Z
                            EXPENSE      EXPENSE      EXPENSE      EXPENSE
          FUND            LIMITATION   LIMITATION   LIMITATION   LIMITATION
ICON Bond Fund                N/A        1.60%        1.00%        0.75%
ICON Covered Call Fund       1.45%       2.20%        1.45%        1.20%
ICON Equity Income Fund      1.45%       2.20%        1.45%        1.20%
ICON Long/Short Fund         1.55%       2.30%        1.55%        1.30%

Each Diversified Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Diversified Fund's expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations will continue until January 31, 2016. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Diversified Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.

ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement.

                        (REIMBURSEMENT)/RECOUPMENT
                     -------------------------------
     ICON FUND         2005       2004        2003
------------------   --------   --------   ---------
Bond Fund            ($76,145)  ($ 9,844)  ($ 50,621)
Covered Call Fund    ($67,070)  ($58,657)  ($ 90,063)
Equity Income Fund   ($11,894)   $55,807   ($ 69,536)
Long/Short Fund      ($45,739)  ($77,195)  ($109,309)

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. Effective January 31, 2006, ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. Prior to January 31, 2006, ICON received a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years:

FISCAL YEAR ENDED   ADMINISTRATIVE FEES
     9/30/05             $1,298,140
     9/30/04             $  844,564
     9/30/03             $  479,800

During the fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay an annual sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. This agreement was terminated on March 31, 2005.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT

BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund Assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for three classes of Fund shares (except ICON Bond Fund). These Classes are known as Class A, Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of its Class I shares. The Core Equity, Covered Call, Equity Income, and Long/Short Funds each pays for distribution and related services at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of each Fund, 1.00% of the average daily net assets of each Fund's Class C shares and 0.25% of the average daily net assets of each Fund's Class I shares. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds' shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust's Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.

The Distributor retains the first year's distribution and related service fee of 1.00% assessed against Class C shares (0.85% in the case of the ICON Bond Fund). In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the 12b-1 fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of these fees to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A shares.

The Board reviews expenditures made by the Distributor related to distribution of the Funds' shares on a quarterly basis.

During the fiscal years ended September 30, 2005, 2004 and 2003, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:

                                    12b-1 FEES   12b-1 FEES   12b-1 FEES
                                    FOR FISCAL   FOR FISCAL   FOR FISCAL
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND*                                 9/30/05      9/30/04      9/30/03
ICON Bond Fund - Class C            $    7,858   $    2,686    $  1,603
ICON Bond Fund - Class I            $  177,963   $  116,059    $ 84,670
ICON Core Equity Fund - Class C     $  664,742   $  452,357    $304,612
ICON Core Equity Fund - Class I     $  173,781   $  107,900    $ 85,613
ICON Covered Call Fund - Class C    $   29,091   $    8,370    $    434
ICON Covered Call Fund - Class I    $  124,473   $   75,978    $ 36,487
ICON Equity Income Fund - Class C   $   30,182   $   10,548    $  3,178
ICON Equity Income Fund - Class I   $  328,298   $  221,402    $ 63,516
ICON Long/Short Fund - Class C      $   88,334   $   14,190    $  1,796
ICON Long/Short Fund - Class I      $  117,753   $   36,038    $ 17,511

Total                               $1,742,475   $1,045,528    $599,420

* Class A shares had not commenced operations as of the date of this SAI, therefore, no amounts were expended pursuant to the Funds' 12b-1 Plan during the periods shown.

During the fiscal year ended September 30, 2005, the Distributor expended the following amounts in marketing the Trust's shares:

                                                   AMOUNT OF
TYPE OF EXPENSES                                    EXPENSE

Printing and mailing of prospectuses to persons
other than current shareholders                   $  150,096
Payment of compensation to third parties for
distribution and shareholders support services    $1,397,783
Advertising materials and fees                    $   34,324

Total:                                            $1,582,203

The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON Funds was approved by the Board, including all the independent Trustees, with respect to Class A shares on May 16, 2006 for one year period ended May 16, 2007 and, with respect to Class C and Class I shares, on August 9, 2005 for a one year period ended September 30, 2006. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

CUSTODIAN

Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109-3661, serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.

COUNSEL

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

Each Fund (except the ICON Bond Fund) offers four classes of shares: Class A, Class C, Class I, and Class Z. The ICON Bond Fund offers three classes of shares: Class C, Class I, and Class Z. When purchasing Fund shares, you must specify which Class is being purchased. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. A 1% contingent deferred sales charge also applies to redemptions of Class C shares made within one year of purchase. See "Sales Charges" below. There is no sales charge on the purchase of Class I and Class Z shares and the public offering price for the shares of such classes is the net asset value per share of that Class. Class A shares have a 0.25% 12b-1 fee, Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class Z shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment in Class A, Class C and Class I shares for any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange. See discussion below for eligibility requirements for Class Z Institutional shares.

Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Institutional Class of Shares.

Class Z shares of the Funds are offered only to institutional investors and can be only purchased by:

     -    A bank, trust company or other type of depository institutions;

     - An insurance company, investment company, endowment or foundation purchasing shares for its own account;

     -    A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

     - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

     "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Funds reserve the right to change the criteria for investors eligible for Class Z shares.

Redemptions in Cash

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                                  SALES CHARGE

SALES CHARGE - CLASS A SHARES

The public offering price of Class A shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

                                      SALES        SALES       DEALER
                                     CHARGES      CHARGE     COMMISSION
                                    AS A % OF    AS A % OF    AS A % OF
  SIZE OF TRANSACTION AT             OFFERING      YOUR       OFFERING
      OFFERING PRICE                  PRICE     INVESTMENT      PRICE
Less than $25,000                      5.75%       6.10%        5.00%
$25,000 but less than $50,000          5.00%       5.26%        4.25%
$50,000 but less than $100,000         4.50%       4.71%        3.75%
$100,000 but less than $250,000        3.50%       3.63%        2.75%
$250,000 but less than $500,000        2.50%       2.56%        2.00%
$500,000 but less than $750,000        2.00%       2.04%        1.60%
$750,000 but less than $1,000,000      1.50%       1.52%        1.20%
$1,000,000 and over                    0.00%       0.00%        0.00%

There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of such amounts. The contingent deferred sales charge is based on the original purchase cost.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A and Class C shares made within 1 year of purchase of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 ("Family Members") of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member's investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member's Social Security number).

CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's Family Members and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of Intent amount. A Letter of Intent may include the purchases of the investor's Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor's death.

For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the "purchaser's combined holdings" of all Class A shares of the Funds or the amount of the original investment less any withdrawals. The "purchaser's combined holdings" described above shall include the combined Class A share holdings of the purchaser, the purchaser's Family Members and the purchaser's retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

AGGREGATING ACCOUNTS. Class A share investments which qualify for aggregation include those made by an investor and such investor's Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:

- individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

- business accounts solely controlled by the investor or the investor's Family Members

- trust accounts established by the investor or the investor's Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

- endowments or foundations established and controlled by the investor or the investor's Family Members; or

Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

- for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

- made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

- for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

- for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Class A purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

REINSTATEMENT PRIVILEGE (CLASS A ONLY)

The Prospectus for Class A shares describes redeeming shareholders' reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of redemption.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge
(CDSC) of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the 1% CDSC (0.85% in the case of ICON Bond Fund) applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:

- redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

- Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

CLASS A SHARES ONLY

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge; provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the "10% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

CLASS C SHARES ONLY

The following types of transactions, if together they do not exceed 12% of the value of the account annually:

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 12% of the value of an account annually (the "12% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.

                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

-    earnings information and estimates

-    stock quote systems

-    trading systems

-    trading measurement services

-    data feeds from stock exchanges

-    software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2005 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.

       FUND            2005       2004       2003
                     --------   --------   --------
ICON Bond            $    400   $    162   $    690
ICON Core Equity     $453,780   $279,505   $345,695
ICON Covered Call    $557,216   $119,646   $155,716
ICON Equity Income   $425,975   $182,918   $ 77,680
ICON Long/Short      $216,413   $ 89,693   $ 42,216

The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

                     TOTAL AGENCY   SOFT DOLLAR COMMISSIONS
       FUND          TRANSACTIONS     PAID ON TRANSACTIONS
ICON Bond                      --                --
ICON Core Equity     $102,271,583           $78,093
ICON Covered Call    $    305,711           $    84
ICON Equity Income   $ 92,198,904           $75,511
ICON Long/Short      $ 30,576,391           $28,902

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:

FUND                               BROKER            VALUE AS OF 9/30/05
ICON Bond Fund            AG Edwards                      $        0
                          Goldman Sachs Group Inc.        $  665,888
                          Morgan Stanley                  $  723,574
                          Merrill Lynch                   $        0
                          Bear Stearns                    $        0
                          JP Morgan                       $1,153,959

ICON Core Equity Fund     AG Edwards                      $1,261,728
                          Goldman Sachs Group Inc.        $        0
                          Morgan Stanley                  $        0
                          Merrill Lynch                   $        0
                          Bear Stearns                    $        0
                          JP Morgan                       $        0

ICON Covered Call Fund    AG Edwards                      $  271,622
                          Goldman Sachs Group Inc.        $  425,530
                          Morgan Stanley                  $        0
                          Merrill Lynch                   $        0
                          Bear Stearns                    $        0
                          JP Morgan                       $        0

ICON Equity Income Fund   AG Edwards                      $1,288,014
                          Goldman Sachs Group Inc.        $        0
                          Morgan Stanley                  $        0
                          Merrill Lynch                   $        0
                          Bear Stearns                    $  987,750
                          JP Morgan                       $        0

ICON Long/Short Fund      AG Edwards                      $  670,923
                          Goldman Sachs Group Inc.        $  741,638
                          Morgan Stanley                  $        0
                          Merrill Lynch                   $        0
                          Bear Stearns                    $        0
                          JP Morgan                       $        0

                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The following sets forth as of April 30, 2006 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:

                                                                        PERCENTAGE OF THE
NAME AND ADDRESS OF RECORD OWNER                FUND NAME                   FUND OWNED

Charles Schwab & Co. Inc.           ICON Core Equity Fund - Class I           10.36%
101 Montgomery St.                  ICON Covered Call Fund - Class I           7.24%
San Francisco, CA  94104-4122       ICON Long/Short Fund - Class I            26.33%

IMS & Co.                           ICON Bond Fund - Class I                  56.77%
PO Box 173887                       ICON Covered Call Fund - Class I          56.41%
Denver, CO  80217-3887              ICON Equity Income Fund - Class I         23.67%
                                    ICON Long/Short Fund - Class I            26.06%

Michael Mourek & Marie Mourek
2S601 Danbury Dr.
Glen Ellyn, IL 60137-7190           ICON Long/Short Fund - Class Z            95.29%

Nancy Mitchell Petersen Tr.
803 Prince Street
Alexandria, VA 22314-3006           ICON Covered Call Fund - Class C           8.72%

National Investor Sevices FBO
55 Water Street
New York, NY 10041-3299             ICON Long/Short Fund - Class I             5.15%

NFS LLC FEBO
Linda Siebert Rapoport Trustee
47 West Division St. #392
Chicago, IL 60610-2339              ICON Bond Fund - Class C                   7.76%

                                                                        PERCENTAGE OF THE
NAME AND ADDRESS OF RECORD OWNER                FUND NAME                   FUND OWNED

NFS LLC FEBO
NFS/FMTC IRA
FBO Linda A. Siebert-Rapoport
47 West Division St. #392
Chicago, IL 60610-2339              ICON Bond Fund - Class C                   9.60%

Jeffrey J. Sobrinski
Kathleen Sobrinski
20 Bayview Ave.
Marmora, NJ 08223-1021              ICON Bond Fund - Class C                   5.38%

SEI Private Trust Company
One Freedom Valley Dr.
Oaks, PA 19456                      ICON Core Equity Fund - Class Z           84.09%

Pershing LLC
PO Box 2052                         ICON Covered Call Fund - Class C           7.02%
Jersey City, NY  07303-2052         ICON Equity Income Fund - Class C          5.69%

NFS LLC FEBO
Holly H. Siebert Kawakami Trustee
315 Wellesley Pl. NE
Albuquerque, NM  87106-2159         ICON Covered Call Fund - Class C           6.29%

Trustlynx & Co.                     ICON Bond Fund - Class Z                  98.82%
717 17th Street Suite 2600          ICON Covered Call Fund - Class Z          99.97%
Denver, CO  80202-3326              ICON Equity Income Fund - Class Z         99.90%

Trustlynx & Co. House Account
PO Box 173736
Denver, CO 80217-3736               ICON Core Equity Fund - Class Z           10.41%

UMB Bank NA C/F
Victoria Peace Long
310 Belle Terre Ave.
Temple Ter., FL 33617-4808          ICON Bond Fund - Class C                   5.20%

The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of April 30, 2006.

These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4 p.m.
EST) (the "Valuation Time") on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per each class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund's liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the

NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS - IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder's shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code, the Fund would be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than

50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

[ICON Funds(R) LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2006
                            AS REVISED JUNE 1, 2006

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                    ICON Consumer Discretionary Fund
                    ICON Energy Fund
                    ICON Financial Fund
                    ICON Healthcare Fund
                    ICON Industrials Fund
                    ICON Information Technology Fund
                    ICON Leisure and Consumer Staples Fund
                    ICON Materials Fund
                    ICON Telecommunication & Utilities Fund
                    ICON Asia - Pacific Region Fund
                    ICON Europe Fund
                    ICON International Equity Fund

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated January 31, 2006 with respect to the Class I, C, Z and S shares, as applicable and June 1, 2006 with respect to the Class A shares of the ICON Asia-Pacific Fund, ICON Europe Fund and ICON International Equity Fund, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Data Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The Trust's audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports of PricewaterhouseCoopers LLP
(PwC) with respect to such financial statements, appear in the Trusts' 2005 annual reports and are incorporated by reference in this SAI. The Trust's annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trust's shareholder servicing agent at the telephone number or address on the preceding page.

                                TABLE OF CONTENTS

THE ICON FUNDS                                                                 5
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                               6
FUNDAMENTAL INVESTMENT RESTRICTIONS                                            7
NON-FUNDAMENTAL INVESTMENT RESTICTIONS                                         8
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS         10
PORTFOLIO TURNOVER                                                            10
EQUITY SECURITIES                                                             11
DEBT SECURITIES                                                               13
REPURCHASE AGREEMENTS                                                         15
CASH SWEEP PROGRAM                                                            16
DERIVATIVES INSTRUMENTS                                                       17
FOREIGN SECURITIES AND ADRS                                                   30
SECURITIES THAT ARE NOT READILY MARKETABLE                                    35
SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS                           37
BORROWING/OVERDRAFTS                                                          37
SECURITIES OF OTHER INVESTMENT COMPANIES                                      37
SECURITIES LENDING                                                            38
TRUSTEES AND OFFICERS                                                         38
BOARD OF TRUSTEES                                                             38
COMMITTEES                                                                    42
BENEFICIAL OWNERSHIP OF SECURITIES                                            43
TRUSTEE COMPENSATION                                                          44
TRUST OFFICERS                                                                45
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION                              47
CERTAIN POLICIES OF THE FUNDS                                                 50
CODE OF ETHICS                                                                50
PROXY VOTING                                                                  50
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                   54
INVESTMENT ADVISER                                                            54
ADMINISTRATIVE SERVICES                                                       57
DISTRIBUTOR                                                                   58
CUSTODIAN                                                                     61
TRANSFER AGENT                                                                61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL                     61
PURCHASE AND REDEMPTION OF SHARES                                             61
SALES CHARGE                                                                  64
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                 71
CAPITAL STOCK                                                                 75
PRICING OF SHARES                                                             77
TAX STATUS                                                                    79
ADDITIONAL INFORMATION                                                        85
TRUST SHARES                                                                  85
REGISTRATION STATEMENT                                                        86

APPENDIX                                                                      86
RATINGS OF CORPORATE BONDS                                                    86
RATINGS OF PREFERRED STOCK                                                    89
RATINGS OF COMMERCIAL PAPER                                                   90

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund and the ICON Europe Fund are the "Region Funds". The Region Funds and the ICON International Equity Fund are the "International Funds". The Sector Funds and International Funds (each a "Fund" and collectively the "Funds") are series of the Trust. There are 5 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Sector Funds and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser.

ICON Distributors, Inc. ("Distributor" or "IDI") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below:

FUND                                     INVESTMENT OBJECTIVE
--------------------------------------   ------------------------------
ICON Consumer Discretionary Fund         Long-term capital appreciation
ICON Energy Fund                         Long-term capital appreciation
ICON Financial Fund                      Long-term capital appreciation
ICON Healthcare Fund                     Long-term capital appreciation
ICON Industrials Fund                    Long-term capital appreciation
ICON Information Technology Fund         Long-term capital appreciation
ICON Leisure and Consumer Staples Fund   Long-term capital appreciation
ICON Materials Fund                      Long-term capital appreciation
ICON Telecommunication & Utilities       Long-term capital appreciation
ICON Asia-Pacific Region Fund            Long-term capital appreciation
ICON Europe Fund                         Long-term capital appreciation
ICON International Equity Fund           Long-term capital appreciation

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days' advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days' advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1. Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON International Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3. Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5. Invest more than 15% of its net assets in illiquid securities.

6. Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

As to the Funds other than the ICON International Equity Fund:

9. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund                                       2005      2004      2003
--------------------------------------   -------   -------   -------
ICON Consumer Discretionary Fund          157.94%   120.63%   174.51%
ICON Energy Fund                           27.51%    13.42%    42.53%
ICON Financial Fund                       170.75%   114.50%   142.77%
ICON Healthcare Fund                       47.88%    52.72%    85.52%
ICON Industrials Fund                      67.25%    45.77%    90.49%
ICON Information Technology Fund          152.16%   189.67%   155.39%
ICON Leisure and Consumer Staples Fund    271.72%   148.43%   139.54%
ICON Materials Fund                       128.01%    59.48%   130.01%
ICON Telecommunication & Utilities        112.91%   108.81%   158.24%
ICON Asia-Pacific Region Fund             185.84%    58.62%    81.44%
ICON Europe Fund                          153.55%    78.57%   101.37%
ICON International Equity Fund            139.23%   117.74%    98.91%

The changes in portfolio turnover rates for the fiscal year ended 2005 as compared to 2004 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by S&P or Moody's.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

Government Securities

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable." The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the mid-price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

WRITING PUT OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES

All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

FUTURES CONTRACTS

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the

FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER

Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each International Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:

-    where the issuer operates and is organized, and

- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

DEPOSITARY RECEIPTS

Each Fund may invest in American Depositary Receipts ("ADRs"), which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing difference in the settlement of money from security and shareholder transactions. Each Fund will attempt to minimize such fluctuations by not purchasing securities when cash borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                            YEAR     NUMBER OF    PRINCIPAL OCCUPATION(S)
      NAME, AGE         POSITION(S) HELD   JOINED      FUNDS        DURING THE PAST FIVE
     AND ADDRESS        WITH ICON FUNDS     BOARD     OVERSEEN             YEARS             OTHER DIRECTORSHIPS HELD
--------------------   -----------------   ------   -----------   -----------------------   -------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert        Lead Independent    1999     All 17 ICON   President, Venture        Director, Herre Bros,
Age: 55                Trustee;                     Funds.        Capital Management LLC    Inc., a contracting
                       Chairman of                                (1997 to present);        company (1998 to
                       Audit Committee;                           General Partner, SOGNO    present); Director, Delta
                       Chairman of                                Partners LP, a venture    Dental of Pennsylvania,
                       Valuation                                  capital company (2001     an insurance company
                       Committee;                                 to present); General      (1998 to 2002 and 2003 to
                       Nominating                                 Partner, Chamois          present; Director, DDP
                       Committee Member.                          Partners, LP, a venture   Inc., an insurance
                                                                  capital company (2004     company (1998 to 2002 and
                                                                  to present); General      2003 to present);
                                                                  Partner, KPMG Peat        Director, Delta
                                                                  Marwick, LLP (1979 to     Reinsurance Corporation
                                                                  1997).                    (2000 to 2002 and 2003 to
                                                                                            present); Director,
                                                                                            Homeland Inc., a
                                                                                            non-profit long-term care
                                                                                            corporation (2002 to
                                                                                            present).

John C. Pomeroy, Jr.   Trustee;            2002     All 17 ICON   Chief Investment          N/A
Age 59                 Valuation                    Funds.        Officer and Director of
                       Committee                                  Investments,
                       Member;                                    Pennsylvania State
                       Nominating                                 University (2001 to
                       Committee Member.                          present); Portfolio
                                                                  Manager and Product
                                                                  Manager, Trinity
                                                                  Investment Management
                                                                  Corporation (1989 to
                                                                  2001).

                                            YEAR     NUMBER OF    PRINCIPAL OCCUPATION(S)
      NAME, AGE         POSITION(S) HELD   JOINED      FUNDS        DURING THE PAST FIVE
     AND ADDRESS        WITH ICON FUNDS     BOARD     OVERSEEN             YEARS             OTHER DIRECTORSHIPS HELD
--------------------   -----------------   ------   -----------   -----------------------   -------------------------
Gregory Kellam Scott   Trustee;            2002     All 17 ICON   Executive Director of     Member - National Board
Age: 57                Nominating                   Funds.        Indiana Civil Rights      of Directors,
                       Committee Member.                          Commission (February      Constituency for Africa
                                                                  2005-present); Senior     (1997 to present).
                                                                  Vice President - Law,
                                                                  General Counsel and
                                                                  Secretary, GenCorp,
                                                                  Inc., a multinational
                                                                  technology based
                                                                  manufacturing company
                                                                  (2002 to 2004);  Vice
                                                                  President and General
                                                                  Counsel, Kaiser-Hill
                                                                  Company LLC, a nuclear
                                                                  clean-up and
                                                                  environmental
                                                                  remediation company
                                                                  (2000 to 2002);
                                                                  Justice, Colorado
                                                                  Supreme Court (1993 to
                                                                  2000).

R. Michael Sentel      Trustee; Audit      1996     All 17 ICON   Senior Attorney for       N/A
Age: 58                Committee                    Funds.        U.S. Department of
                       Member;                                    Education (1996 to
                       Valuation                                  present); engaged in
                       Committee                                  private practice of
                       Member;                                    securities and
                       Nominating                                 corporate law-(1981 to
                       Committee Member.                          present). FDIC
                                                                  Professional Liability
                                                                  Section (PLS) section
                                                                  chief for Rocky
                                                                  Mountain Region
                                                                  (1992-94). SEC
                                                                  Enforcement Branch
                                                                  Chief (1980-1981)

                                            YEAR     NUMBER OF    PRINCIPAL OCCUPATION(S)
      NAME, AGE         POSITION(S) HELD   JOINED      FUNDS        DURING THE PAST FIVE
     AND ADDRESS        WITH ICON FUNDS     BOARD     OVERSEEN             YEARS             OTHER DIRECTORSHIPS HELD
--------------------   -----------------   ------   -----------   -----------------------   -------------------------
Jonathan F. Zeschin    Trustee; Audit      2002     All 17 ICON   President and Founder,    Independent Director and
Age 53                 Committee                    Funds.        ESSENTIAL Advisers,       Chairman of Dividend
                       Member;                                    Inc., a wealth            Capital Realty Income
                       Nominating                                 management and            Allocation Fund (January
                       Committee Member.                          investment advisory       2005-present); Director,
                                                                  firm (2000 to present);   Wasatch Funds (2002 to
                                                                  Managing Partner, JZ      2004); Director, Young
                                                                  Partners LLC, a           Americans Education
                                                                  business consulting       Foundation and Young
                                                                  firm for investment       Americans Bank (1998 to
                                                                  management companies      2004).
                                                                  (1998 to 2002);
                                                                  President, Founders
                                                                  Asset Management LLC,
                                                                  an investment
                                                                  management company
                                                                  (1995 to 1998);
                                                                  Executive Vice
                                                                  President, INVESCO
                                                                  Funds Group, an
                                                                  investment advisory
                                                                  company (1992 to 1995).

INTERESTED TRUSTEE

Craig T. Callahan*     Chairman of the     1996     All 17 ICON   President (1998 to        N/A
Age 55                 Board and                    Funds.        present), Director
                       Trustee.                                   (1991 to present) and
                                                                  Chief Investment
                                                                  Officer (1991 to 2004)
                                                                  of ICON Advisers, Inc.;
                                                                  President (1998 to
                                                                  November 2005),
                                                                  Director (1991 to
                                                                  present) and Vice
                                                                  President (1991 to
                                                                  1998) of ICON
                                                                  Distributors, Inc.;
                                                                  President (1998 to
                                                                  present), Director
                                                                  (1994 to present) and
                                                                  Secretary/Treasurer
                                                                  (1994 to 1998) of ICON
                                                                  Management & Research
                                                                  Corporation;

                                            YEAR     NUMBER OF    PRINCIPAL OCCUPATION(S)
      NAME, AGE         POSITION(S) HELD   JOINED      FUNDS        DURING THE PAST FIVE
     AND ADDRESS        WITH ICON FUNDS     BOARD     OVERSEEN             YEARS             OTHER DIRECTORSHIPS HELD
--------------------   -----------------   ------   -----------   -----------------------   -------------------------
                                                                  President and Director
                                                                  (2004 to present) of
                                                                  ICON Insurance Agency,
                                                                  Inc.

*Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee and Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent registered public accountants; and acts as a liaison between the Trust's independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met four times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel are Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.

BENEFICAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2005.

                                                                       NAME OF TRUSTEE
                                        -------------------------------------------------------------------------------
                                                                                                             INTERESTED
                                                               INDEPENDENT TRUSTEES                            TRUSTEE
                                        ------------------------------------------------------------------   ----------
                                        GLEN F.      JOHN C.     GREGORY KELLAM   R. MICHAEL   JONATHAN F.    CRAIG T.
NAME OF FUND                            BERGERT   POMEROY, JR.        SCOTT         SENTEL       ZESCHIN      CALLAHAN
-------------------------------------   -------   ------------   --------------   ----------   -----------   ----------
Consumer Discretionary Fund                B            A               A              A            A             B
Energy Fund                                C            A               A              A            A             A
Financial Fund                             C            A               A              A            A             B
Healthcare Fund                            C            A               A              A            A             B
Industrials Fund                           A            A               A              A            A             B
Information Technology Fund                C            A               A              A            A             A
Leisure and Consumer Staples Fund          A            A               A              A            A             A
Materials Fund                             A            A               A              A            A             A
Telecommunications and Utilities Fund      A            A               A              A            A             A
Asia-Pacific Region Fund                   C            A               A              A            A             B
Europe Fund                                C            A               A              A            A             B
International Equity Fund                  A            A               B              A            A             B
All Registered Investment Companies        E            C               C              C            D             E
Overseen by Trustee in Family of
Investment Companies

Dollar Range of Equity Securities

A= none
B= $1-$10,000
C= $10,001-$50,000
D= $50,001-$100,000
E= over $100,000

None of the Trustees, other than Mr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2005. As of April 30, 2006, the Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Fund currently pays each Independent Trustee an $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee receives an additional fee of $6,000 per year. Prior to October 31, 2005, the Trust paid each Independent Trustee a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee received an additional fee of $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005.

                    COMPENSATION TABLE
---------------------------------------------------------------------
                              AGGREGATE COMPENSATION FROM ICON FUNDS*
NAME OF PERSON AND POSITION             (17 FUNDS TOTAL)
---------------------------   ---------------------------------------
INTERESTED TRUSTEE:
Craig T. Callahan, Chairman                   $      0
INDEPENDENT TRUSTEES:
      Glen F. Bergert                         $ 38,359
   John C. Pomeroy, Jr.                       $ 32,606
   Gregory Kellam Scott                       $ 32,606
     R. Michael Sentel                        $ 34,044
    Jonathan F. Zeschin                       $ 34,044
                                              --------
           TOTAL                              $171,659
                                              ========

* The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund).

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                      POSITION HELD WITH FUND AND    PRINCIPAL OCCUPATION DURING
NAME AND AGE          LENGTH OF TIME SERVED          PAST FIVE YEARS
-------------------   ----------------------------   ---------------------------
Craig T. Callahan     President of the Trust since   President (1998 to
Age: 55               its inception in 1996.         present), Director (1991 to
                                                     present) and Chief
                                                     investment Officer (1991 to
                                                     2004) of ICON Advisers,
                                                     Inc.; President (1998 to
                                                     November 2005), Director
                                                     (1991 to present) and Vice
                                                     President (1991 to 1998) of
                                                     ICON Distributors, Inc.;
                                                     President (1998 to
                                                     present), Director (1994 to
                                                     present) and
                                                     Secretary/Treasurer (1994
                                                     to 1998) of ICON Management
                                                     & Research Corporation;
                                                     President and Director
                                                     (2004 to present) of ICON
                                                     Insurance Agency, Inc.

Erik L. Jonson        Vice President and Chief       Chief Financial Officer
Age: 56               Financial Officer of the       (1996 to present) and
                      Trust since its inception in   Executive Vice President
                      1996.                          (2004 to present) of ICON
                                                     Advisers, Inc.; Vice
                                                     President (1998 to 2004) of
                                                     ICON Advisers, Inc.;
                                                     Director, Chief Financial
                                                     Officer and Secretary (1996
                                                     to present) of ICON
                                                     Management & Research
                                                     Corporation; Executive Vice
                                                     President (2004 to present)
                                                     and Treasurer (1998 to
                                                     present) of ICON
                                                     Distributors, Inc.;
                                                     Secretary (1998 to 2002) of
                                                     ICON Distributors, Inc.;
                                                     Vice President (2002 to
                                                     2004 of ICON Distributors,
                                                     Inc.; Executive Vice
                                                     President and Treasurer of
                                                     ICON Insurance Agency, Inc.
                                                     (2004 to present).

Donald Salcito        Vice President and Secretary   Executive Vice President
Age: 53               (November 2005 to present)     and General Counsel
                      of the Trust.                  (September 2005 to present)
                                                     of ICON Advisers, Inc.;
                                                     Director of ICON Management
                                                     & Research (September 2005
                                                     to present); Executive Vice
                                                     President, Secretary,
                                                     General Counsel and Chief
                                                     Compliance Officer, for
                                                     ICON Distributors, Inc.;
                                                     Executive Vice President
                                                     and Secretary of ICON
                                                     Insurance Agency, Inc.
                                                     (September 2005 to
                                                     present); Formerly, Partner
                                                     (2000-2005) Perkins Coie,
                                                     LLP.

Carrie M. Schoffman   Assistant Vice President       Chief Compliance Officer
Age 33                (November 2004 to present)     (2004 to present) of ICON
                      and Chief Compliance Officer   Advisers, Inc. Formerly
                      (November 2004 to present)     staff accountant (2003 to
                      of the Trust.                  2004) U.S. Securities and
                                                     Exchange Commission;
                                                     Experienced Manager/Manager
                                                     (2001 to 2003) and Senior
                                                     Associate/Associate (1996
                                                     to 2001)
                                                     PricewaterhouseCoopers LLP.

Stephen Abrams        Anti-Money Laundering          Associate General Counsel
Age: 42               Officer (2005 to present) of   (2005 to present) of ICON
                      the Trust.                     Advisers, Inc. Formerly,
                                                     Partner (2004-2005) and
                                                     Associate (2000-2004)
                                                     Perkins Coie, LLP.

Michael P. Lawlor     Assistant Secretary (2006 to   Assistant Counsel (2005 to
Age: 35               present) of the Trust          present) of BISYS Fund
                                                     Services, Inc.; Associate
                                                     Counsel (2003 to 2005) IXIS
                                                     Advisers Group, Inc.;
                                                     Associate Counsel (2000 to
                                                     2003) Loomis Sayles &
                                                     Company, L.P.

The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.

MANAGEMENT OF OTHER ACCOUNTS. The table below shows the number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

                                        OTHER ACCOUNTS MANAGED
                    --------------------------------------------------------------
                          OTHER
                        REGISTERED         OTHER POOLED
                        INVESTMENT          INVESTMENT
                        COMPANIES            VEHICLES
NAME OF PORTFOLIO        ("RICS")            ("PIVS")           OTHER ACCOUNTS
     MANAGER            AND ASSETS          AND ASSETS            AND ASSETS
-----------------   -----------------   -----------------   ----------------------
Robert Straus       1; $  230,902,471   1; $1,261,466,467   10,086; $1,261,466,467

Derek Rollingson    1; $  388,996,771   2; $   14,485,197   10,087; $1,261,372,852

J.C. Waller         1; $1,891,667,865          None         10,086; $1,261,413,997

Scott Snyder        1; $  104,071,189          None         10,051; $1,058,873,639

COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

POTENTIAL CONFLICTS OF INTEREST. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security's ending target percentage as determined by the portfolio manager at the time of purchase.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2005 or as otherwise noted.

                                                       AGGREGATE DOLLAR RANGE
                             DOLLAR RANGE OF EQUITY     OF EQUITY SECURITIES
                                   SECURITIES            IN ALL REGISTERED
                            IN THE FUNDS MANAGED BY     INVESTMENT COMPANIES
NAME OF PORTFOLIO MANAGER    THE PORTFOLIO MANAGER    IN THE ICON FUND FAMILY
-------------------------   -----------------------   -----------------------
Robert Straus                      $0-$10,000             $10,001-$50,000
Derek Rollingson                $50,001-$100,000         $100,001-$500,000
J.C. Waller                     $10,001-$50,000           $10,001-$50,000
Scott Snyder                       $0-$10,000             $10,001-$50,000

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board's continuing oversight.

POLICIES AND PROCEDURES

The Adviser's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Adviser's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Adviser's Compliance, Legal and Portfolio Management Departments, and chaired by the Adviser's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and ISS also perform spot checks periodically to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

     - Election of Directors - considering factors such as director qualifications, term of office, age limits.

     - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

     - Election of Auditors - considering factors such as independence and reputation of the auditing firm.

     - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

     - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.

     - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

     - Capital Structure - considering factors such as common stock authorization and stock distributions.

     - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

     - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

     - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

     - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

     - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request.

CONFLICTS OF INTEREST

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

RECORD OF PROXY VOTING

The Adviser, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 will be available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site, and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

     - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

     -    The request must relate to an appropriate business purpose; and

     - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                    Frequency of
Entity Name         Holdings Disclosure
-----------------   -------------------------------------------------------
Lipper, Inc.        Monthly, approximately 5 business days after month-end

Morningstar         Monthly, approximately 5 business days after month-end.

Standard & Poor's   Monthly, approximately 5 business days after month end.

Bloomberg           Monthly, approximately 5 business days after month end.

         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Dr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table on page 46, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Chief Compliance Officer, Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis L. Engel, Executive Vice President and Chief Operating Officer; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan, Jonson, Salcito and Ms. Schoffman with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

Investment Advisory Agreement. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, effective January 31, 2006, each Sector Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million
0.950% on the next $250 million
0.925% on the next $750 million
0.900% on the next $3.5 billion
0.875% on assets over $5 billion

Prior to January 31, 2006 each Sector Fund was obligated to pay ICON a management fee computed daily and paid monthly at an annual rate of 1.00% of each funds assets.

As compensation for its management services, each International Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the respective Fund assets.

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

EXPENSE LIMITATION AGREEMENT (INTERNATIONAL FUNDS). ICON has contractually entered into an Expense Limitation Agreement respecting each International Fund's Class A shares, effective June 1, 2006, and the ICON International Equity Fund's Class I and Z shares, effective May 1, 2005. Pursuant to these

Agreements, ICON has agreed to reimburse or limit the Funds' fees for such classes. In connection with these Agreements and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Funds' business) do not exceed the following percentages:

                              CLASS A      CLASS C      CLASS I      CLASS Z
                              EXPENSE      EXPENSE      EXPENSE      EXPENSE
            FUND            LIMITATION   LIMITATION   LIMITATION   LIMITATION
ICON Asia-Pacific Region
Fund                           1.80%         N/A          N/A          N/A
ICON Europe Fund               1.80%         N/A          N/A          N/A
ICON International Equity
Fund                           1.80%        2.55%        1.80%        1.55%

The Expense Limitation Agreement will continue in effect through January 29, 2016. A Fund may, at a later date, reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the existing expense limitation. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Funds, without payment of any penalty, upon 90 days' prior written notice to ICON.

ICON has reimbursed the ICON International Equity Fund or recouped from the Fund the following expenses pursuant to the Expense Limitation Agreement during the fiscal year ended September 30, 2005.

           ICON Fund             (Reimbursement)/Recoupment
------------------------------   --------------------------
ICON International Equity Fund            ($10,556)

MANAGEMENT FEES. For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:

                                                Management Fee
                                     ------------------------------------
               Fund                     2005          2004        2003
----------------------------------   ----------   ----------   ----------
ICON Consumer Discretionary Fund     $1,676,070   $1,784,984   $1,187,927
ICON Energy Fund                     $6,010,428   $1,282,770   $  748,361
ICON Financial Fund                  $1,886,008   $1,625,653   $1,310,268
ICON Healthcare Fund                 $4,631,466   $2,454,126   $1,200,639
ICON Industrials Fund                $1,961,273   $1,801,490   $  703,766
ICON Information Technology Fund     $2,640,693   $2,828,350   $1,902,446
ICON Leisure and Consumer Staples
Fund                                 $1,004,088   $1,048,013   $  809,237
ICON Materials Fund                  $1,020,441   $  686,842   $  405,496
ICON Telecommunication & Utilities
Fund                                 $1,011,015   $  543,803   $  532,023
ICON Asia-Pacific Region Fund        $  151,409   $  150,167   $   66,809
ICON Europe Fund                     $  166,252   $   72,495   $   67,723
ICON International Equity Fund       $  206,961   $  114,455   $   85,690

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. Effective January 31, 2006, ICON receives an administrative fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. Prior to January 31, 2006, ICON received a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years.


FISCAL YEAR ENDED   ADMINISTRATIVE FEES
     9/30/05             $1,298,140
     9/30/04             $  844,564
     9/30/03             $  479,800

During the fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay a sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. This agreement was terminated on March 31, 2005.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT

BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for the International Funds' Class A shares and for ICON International Equity Fund's Class C and Class I. Pursuant to the 12b-1 Plan, each International Fund pays for distribution and related services provided to Class A shares at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of the Fund, and the ICON International Equity Fund pays for distribution and related services provided to Class C and Class I shares at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class I shares of the Fund. The Class Z shares do not charge a 12b-1 fee and are only offered to institutional investors. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Funds' shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.

The Distributor retains the first year's distribution and related service fee of 1.00% assessed against Class C shares. In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the 12b-1 fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of these fees to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A shares.

The Board reviews expenditures made by the Distributor related to distribution of the International Funds' Class A shares and ICON International Equity Fund's Class C and Class I shares on a quarterly basis.

Class C and Class I shares of the ICON International Equity Fund became subject to the 12b-1 Plan effective January 29, 2004. During the fiscal years ended September 30, 2005 and 2004, the Distributor was compensated in conjunction with the sale and distribution of the Fund's Class C and Class I shares as follows:

                                             12b-1 FEES FOR      12b-1 FEES FOR
                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            9/30/05             9/30/04
ICON International Equity Fund - Class C        $ 6,396              $  988
ICON International Equity Fund - Class I        $19,731              $3,141

Class A shares of the International Funds had not commenced operations as of the date of this SAI and, therefore, no amounts were expended by the Fund pursuant to the 12b-1 Plan during the periods shown.

During the fiscal year ended September 30, 2005, the Distributor expended the following amounts in marketing the Trust's shares:

                                                              AMOUNT OF
TYPE OF EXPENSES                                               EXPENSE
----------------------------------------------------------   ----------
Printing and mailing of prospectuses to persons other than
current shareholders                                         $  150,096
Payment of compensation to third parties for distribution
and shareholders support services                            $1,397,783
Advertising materials and fees                               $   34,324
Total:                                                       $1,582,203

The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, was the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits that the Board believes are reasonably likely to flow to the International Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan was approved by the Board, including all the independent Trustees, with respect to the International Funds' Class A shares on May 16, 2006 for a one year period ended May 16, 2007, and with respect to the ICON International Equity Fund's Class C and Class I shares on August 9, 2005 for a one-year period ending September 30, 2006. As to each class of the Funds' shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

CUSTODIAN

Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109-3661, serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

Each Fund, except the International Funds, offers one class of shares. The ICON Asia-Pacific Region Fund and the ICON Europe Fund each offer two classes of shares: Class A and Class S shares. The ICON International Equity Fund offers four classes of share: Class A, Class C, Class I and Class Z shares. When purchasing shares of the International Funds, you must specify which Class is being purchased. Except for Class A shares, there is no sales charge on the purchase of shares of the Funds and the public offering price for the shares is the net asset value per share of that Class. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. See "Sales Charges" below. Class A shares have a 0.25% 12b-1 fee, Class C shares have a

1.00% 12b-1 fee and a 1% contingent deferred sales charge on shares redeemed within 1 year of purchase. Class I shares have a 0.25% 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest in any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment in any one Fund or Class of a Fund, except Class Z shares of the ICON International Equity Fund, is $1,000. See discussion below for eligibility requirements for Class Z shares of the ICON International Equity Fund. Subject to the minimum investment amount, shares may also be purchased by exchange.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

INSTITUTIONAL CLASS OF SHARES

Class Z shares of the International Equity Fund are offered only to institutional investors and can be only purchased by:

-    A bank, trust company or other type of depository institutions;

- An insurance company, investment company, endowment or foundation purchasing shares for its own account;

-    A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

- Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

GRANDFATHERED SHAREHOLDERS

ICON International Equity Fund (formerly ICON North Europe Region Fund) shareholders as of January 29, 2005 are grandfathered into Class Z shares of the Fund as follows:

- Shareholders that have continuously maintained a Fund account as of January 29, 2004;

- Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2004, such as joint owners, trustees, custodians, and designated beneficiaries; and

The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

REDEMPTIONS OTHER THAN IN CASH

It is possible that, in the future, conditions may exist which would, in ICON's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                                  SALES CHARGE

SALES CHARGE - CLASS A SHARES

The public offering price of Class A shares of the International Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

                                        SALES CHARGES AS     SALES CHARGE    DEALER COMMISSION
                                         A % OF OFFERING      AS A % OF          AS A % OF
SIZE OF TRANSACTION AT OFFERING PRICE         PRICE        YOUR INVESTMENT     OFFERING PRICE
-------------------------------------   ----------------   ---------------   -----------------
Less than $25,000                             5.75%             6.10%              5.00%
$25,000 but less than $50,000                 5.00%             5.26%              4.25%
$50,000 but less than $100,000                4.50%             4.71%              3.75%
$100,000 but less than $250,000               3.50%             3.63%              2.75%
$250,000 but less than $500,000               2.50%             2.56%              2.00%
$500,000 but less than $750,000               2.00%             2.04%              1.60%
$750,000 but less than $1,000,000             1.50%             1.52%              1.20%
$1,000,000 and over                           0.00%             0.00%              0.00%

There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. The contingent deferred sales charge is based on the original purchase cost.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A shares of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 ("Family Members") of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals),
(3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees (and the Family Members of such individuals),
(4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member's investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member's Social Security number).

CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's Family Members and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of intent amount. A Letter of Intent may include the purchases of the investor's Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor's death.

For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the "purchaser's combined holdings" of all Class A share classes of the Funds or the amount of the original investment less any withdrawals. The "purchaser's combined holdings" described above shall include the combined Class A shares holdings of the purchaser, the purchaser's Family Members and the purchaser's retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

AGGREGATING ACCOUNTS. Class A shares investments which qualify for aggregation include those made by an investor and such investor's Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:

- individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

- business accounts solely controlled by the investor or the Investor's Family Member

- trust accounts established by the investor or the investor's Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

- endowments or foundations established and controlled by the investor or the investor's Family Members; or

Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

- for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

- made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

- for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

- for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Reinstatement Privilege (Class A only)

The Prospectus for Class A shares describes redeeming shareholders' reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of redemption.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the contingent deferred sales charge applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:

- redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

- Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

Class A shares only

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the "10% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

Class C shares only

The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually:

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 12% of the value of an account annually (the "12% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.

                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

     -    earnings information and estimates

     -    stock quote systems

     -    trading systems

     -    trading measurement services

     -    data feeds from stock exchanges

     -    software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2005 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.

                  BROKERAGE COMMISSIONS ON AGENCY TRANSACTIONS

               FUND                     2005         2004         2003
                                     ----------   ----------   ----------
ICON Consumer Discretionary          $  558,580   $  556,614   $  570,074
ICON Energy                          $  647,920   $  262,195   $  204,190
ICON Financial                       $  668,897   $  447,576   $  528,517
ICON Healthcare                      $  643,929   $  296,155   $  273,323
ICON Industrials                     $  346,108   $  295,238   $  307,526
ICON Information Technology          $1,145,473   $1,829,658   $1,165,910
ICON Leisure and Consumer Staples    $  790,152   $  461,086   $  406,456
ICON Materials                       $  450,331   $  300,337   $  297,167
ICON Telecommunication & Utilities   $  334,458   $  199,039   $  307,525
ICON Asia-Pacific Region             $   95,533   $   34,434   $   18,012
ICON Europe                          $   81,963   $   14,336   $   16,101
ICON International Equity            $   93,554   $   34,717   $   17,708

The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

                                          TOTAL AGENCY   COMMISSIONS PAID
FUND                                      TRANSACTIONS    ON TRANSACTIONS
ICON Consumer Discretionary Fund          $106,107,719       $111,060
ICON Energy Fund                          $ 40,360,902       $ 30,028
ICON Financial Fund                       $171,542,872       $148,808
ICON Healthcare Fund                      $116,452,787       $102,520
ICON Industrials Fund                     $ 45,667,716       $ 35,438
ICON Information Technology Fund          $260,132,964       $334,092
ICON Leisure and Consumer Staples Fund    $ 55,741,731       $ 60,215
ICON Materials Fund                       $ 21,429,118       $ 27,956
ICON Telecommunication & Utilities Fund   $ 18,508,395       $ 30,629
ICON Asia-Pacific Region Fund             $          0       $      0
ICON Europe Fund                          $          0       $      0
ICON International Equity Fund            $          0       $      0

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:

FUND                         BROKER          VALUE AS OF 9/30/05
-------------------   --------------------   -------------------
ICON Financial Fund   AG Edwards                  $4,315,285
                      Goldman Sachs Group.        $        0
                      Morgan Stanley              $        0
                      Merrill Lynch               $4,300,635
                      Bear Stearns                $4,807,050
                      JP Morgan                   $        0

                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The following sets forth as of April 30, 2006 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:

                                                                               PERCENTAGE OF
NAME AND ADDRESS OF RECORD OWNER                   FUND NAME                  THE FUND OWNED
--------------------------------   ----------------------------------------   --------------
Charles Schwab & Co. Inc.          ICON Energy Fund                               42.65%
101 Montgomery St.                 ICON Financial Fund                            11.46%
San Francisco, CA 94104-4122       ICON Healthcare Fund                           30.19%
                                   ICON Information Technology Fund               15.09%
                                   ICON Leisure and Consumer Staples Fund
                                   ICON Materials Fund                             6.94%
                                   ICON Telecommunication & Utilities Fund        13.96%
                                   ICON Asia-Pacific Region Fund
                                   ICON Europe Fund                               14.96%
                                   ICON International Equity Fund - Class Z       17.21%
                                                                                  12.42%
                                                                                   5.89%

                                                                               PERCENTAGE OF
NAME AND ADDRESS OF RECORD OWNER                   FUND NAME                  THE FUND OWNED
--------------------------------   ----------------------------------------   --------------
FTC & Co.
P.O. Box 173736
Denver, CO 80217-3736              ICON Europe Fund                                9.44%

IMS & Co.                          ICON Consumer Discretionary Fund               66.26%
PO Box 173887                      ICON Energy Fund                                8.12%
Denver, CO 80217-3887              ICON Financial Fund                            56.41%
                                   ICON Healthcare Fund                            9.36%
                                   ICON Industrials Fund                          62.30%
                                   ICON Information Technology Fund               35.13%
                                   ICON Leisure and Consumer Staples Fund         53.97%
                                   ICON Materials Fund                            38.19%
                                   ICON Telecommunication & Utilities Fund        50.56%
                                   ICON Asia-Pacific Region Fund                  26.32%
                                   ICON Europe Fund                               41.85%
                                   ICON International Equity Fund - Class Z       70.76%
                                   ICON International Equity Fund - Class I       63.36%

National Investor Services
55 Water Street Fl. 32             ICON Healthcare Fund                            5.29%
New York, NY 10041-3299            ICON Europe Fund                                5.68%

Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 5489
Boston, MA 02206-5489              ICON International Equity Fund - Class Z       12.56%

These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of April 30, 2006.

These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) (the "Valuation Time") on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of Fund, or each class of Fund in the case of the International Funds, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the International Funds, the per share net asset value of each class will differ.

Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year

(designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.